SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                              (Amendment No. __)

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    14a-6(e)(2))
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[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                        Liberty Variable Investment Trust
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                (Name of Registrant as Specified In Its Charter)


                                 Kevin M. Carome
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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

             IMPORTANT INFORMATION FOR CONTRACT AND POLICY HOLDERS OF ALL LIBERTY VARIABLE INVESTMENT TRUST SUBACCOUNTS

     This document contains your Proxy Statement and is accompanied by a voting instruction card(s). A voting instruction card (which we refer to in the Proxy Statement as a "proxy card" or "proxy") is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote on your behalf on important issues relating to the portion of your account that is allocated to your Fund(s). If you complete and sign the voting instruction card, it will be voted exactly as you instruct. If you simply sign your voting instruction card, it will be voted in the same proportion as shares for which instructions have been received.


          Notice of Special Meeting of Shareholders--October 30, 1998

                       LIBERTY VARIABLE INVESTMENT TRUST

               Colonial Growth and Income Fund, Variable Series
               Stein Roe Global Utilities Fund, Variable Series
            Colonial International Fund for Growth, Variable Series
                   Colonial U.S. Stock Fund, Variable Series
                Colonial Strategic Income Fund, Variable Series
                      Newport Tiger Fund, Variable Series
                 Liberty All-Star Equity Fund, Variable Series
                Colonial Small Cap Value Fund, Variable Series
             Colonial High Yield Securities Fund, Variable Series
                (each a "Fund" and, collectively, the "Funds")

     A special meeting of the shareholders of the above-named Funds, each a separate series of Liberty Variable Investment Trust, will be held on October 30, 1998, at 10:30 a.m., Boston time, at the offices of the Trust, 600 Atlantic Avenue, 24th floor, Boston, Massachusetts 02210, for the following purposes:

   1.   To elect a Board of Trustees of Liberty Variable Investment Trust; and

   2.A. To approve changes to various fundamental investment policies of the Newport Tiger Fund. (For Shareholders of Newport Tiger Fund only); and

   2.B. To approve a change to a fundamental investment policy with respect to investments in illiquid assets and/or the reclassification of such fundamental investment policy as a non-fundamental policy. (For Shareholders of Stein Roe Global Utilities Fund, Colonial Growth and Income Fund and Colonial High Yield Securities Fund only); and

   2.C. To approve the elimination of a fundamental investment policy with respect to investments in other investment companies. (For Shareholders of International Fund for Growth only); and

   2.D. To eliminate a provision of a fundamental investment policy limiting the purchase of the voting shares of an issuer. (For Shareholders of Stein Roe Global Utilities Fund only); and

   3.   To act on such other business as may properly come before the meeting.

     Shareholders of record at the close of business on August 31, 1998 are entitled to notice of and to vote at the meeting and at any adjournments thereof.
                                             By order of the Board of Trustees,


                                             Kevin M. Carome
                                             Secretary
September 25, 1998


YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE VOTE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

PROXY STATEMENT FOR A SPECIAL MEETING OF SHAREHOLDERS OF LIBERTY VARIABLE
                               INVESTMENT TRUST
                        TO BE HELD ON OCTOBER 30, 1998

     The Trustees of Liberty Variable Investment Trust ("LVIT" or the "Trust") have asked that you vote to elect an expanded Board of Trustees of the Trust. In addition, the Trustees have asked that Shareholders of certain Funds vote to approve changes in certain fundamental investment policies of those Funds. The enclosed proxy, which was first mailed on or about September 21, 1998, is solicited by and on behalf of LVIT. The vote will be formally taken at a special meeting of Shareholders on October 30, 1998.

     Shareholders of record of each Fund of LVIT at the close of business on August 31, 1998, are entitled to one vote for each share held. As of the record date, the following number of shares of beneficial interest outstanding (without par value) were as follows:

                                                                        No. of Shares
                               Fund                                      Outstanding
------------------------------------------------------------------   ------------------
 Colonial Growth and Income Fund, Variable Series ................       7,987,347.336
 Stein Roe Global Utilities Fund, Variable Series ................       4,783,294.286
 Colonial International Fund for Growth, Variable Series .........       3,354,129.392
 Colonial U.S. Stock Fund, Variable Series .......................       7,636,943.020
 Colonial Strategic Income Fund, Variable Series .................       8,377,055.239
 Newport Tiger Fund, Variable Series .............................       4,736,255.078
 Liberty All-Star Equity Fund, Variable Series ...................       3,144,518.138
 Colonial Small Cap Value Fund, Variable Series ..................         200,694.417
 Colonial High Yield Securities Fund, Variable Series ............         521,943.111

     All shares were owned of record by sub-accounts of separate accounts ("Separate Accounts") of life insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies. The Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport), Keyport Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company ["Liberty Mutual"]), and, with respect to (i) Newport Tiger Fund, each of COVA Financial Services Life Insurance Company and Security Benefit Life Insurance Company ("Security Benefit") and (ii) U.S. Stock Fund and High Yield Fund, Security Benefit. Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"). Liberty Financial is an indirect majority owned subsidiary of Liberty Mutual.

     The Participating Insurance Companies are mailing copies of this proxy material to the holders of these contracts and policies who, by completing and signing the accompanying proxy cards, will instruct the Separate Accounts how they wish the shares of the Funds to be voted. The Separate Accounts will vote shares of the Funds as instructed on the proxy cards by their contract or policy holders. If no instructions are specified on a proxy returned by a contract or policy holder, the Separate Accounts will vote the shares of the Fund represented thereby in favor of the election of each person nominated as a Trustee and (if applicable) in favor of each proposed change to the Fund's fundamental investment policies. The Separate Accounts intend to vote shares for which no proxies are returned in the same proportions as the shares for which instructions are received. In addition, Keyport, which owns shares of certain Funds in its general account, intends to vote such shares in the same proportion as the shares held in its Separate Accounts for which instructions are received.

     Further information concerning the Funds is contained in LVIT's annual and semiannual reports. If you would like to have copies of the reports sent to you free of charge, please write to Keyport Financial Services Corp. at 125 High Street, Boston, Massachusetts 02110 or call toll-free at 800-367-3653, or call your financial advisor.

                            1. ELECTION OF TRUSTEES
Background
     Liberty Advisory Services Corp. ("LASC") is investment adviser to the nine Funds of LVIT. LASC has delegated investment management and advisory services for each Fund to a sub-adviser. The sub-advisers are Colonial Management Associates, Inc. ("Colonial"), Stein Roe & Farnham Incorporated ("Stein Roe"), Newport Fund Management, Inc. ("Newport") and Liberty Asset Management Company ("LAMCO"). Stein Roe also is the investment adviser to the five Funds of SteinRoe Variable Investment Trust ("SRVIT"). LASC, Colonial, Stein Roe, Newport and LAMCO are all wholly owned subsidiaries of Liberty Financial. Liberty Financial and its affiliates created the LVIT Funds and the SRVIT Funds to be offered as investment options underlying variable annuity contracts and variable life insurance policies. These include contracts and policies issued by insurance companies that are subsidiaries or affiliates of Liberty Financial. They also include contracts and policies issued by insurance companies that are not affiliated with Liberty Financial.

     Except as noted below, each of the LVIT and SRVIT Funds has an investment objective and investment program that is similar to that of another registered investment company managed by the same entity (i.e., Colonial, Stein Roe, Newport or LAMCO) and sold to the public outside of variable insurance products (a "public fund"). Those LVIT and SRVIT Funds typically have the same portfolio managers as their corresponding public funds and are managed in a similar manner. However, differences such as the timing of cash inflows and outflows and the varying tax treatment of variable insurance products and public funds can produce different portfolio investments, which in turn will produce different portfolio holdings and investment results. (The LVIT Colonial Growth and Income Fund and Colonial International Fund for Growth do not correspond to any Colonial public funds. Similarly, the SRVIT Mortgage Securities Fund does not correspond to any Stein Roe public fund.)

     The Board of Trustees that supervises the Stein Roe family of mutual funds (the "Stein Roe Funds Board") supervises the public funds that correspond to the SRVIT Funds. Similarly, the Board of Trustees that supervises the Colonial family of mutual funds (the "Colonial Funds Board") supervises the public funds that correspond to the LVIT Funds (with the exception of Liberty All-Star Equity Fund, a closed-end fund listed on the New York Stock Exchange, that corresponds to Liberty All-Star Equity Fund, Variable Series, which has a separate Board that includes some, but not all, of the members of the Colonial Funds Board). Currently, the same four individuals (Richard R. Christensen, John A. Bacon Jr., Salvatore Macera and Dr. Thomas E. Stitzel) serve as Trustees of both LVIT and SRVIT. None of these four individuals is currently a member of either the Colonial or Stein Roe Funds Boards.

     The Board of Trustees of each of LVIT and SRVIT, with the concurrence and support of the Colonial Funds Board and the Stein Roe Funds Board, as well as the support of Liberty Financial and its affiliates, propose to consolidate the governance of the LVIT and SRVIT Funds with the Colonial and Stein Roe Funds in the following manner:

o Mr. Christensen (who plans to retire during 1999) and Mr. Bacon would resign as Trustees of LVIT. Their resignations would become effective upon the effectiveness of the election of 11 additional Trustees of LVIT, as described below.

o The nine individuals who are currently the Trustees of the Colonial Funds and two other individuals who have been nominated for election as Colonial Funds Trustees would be elected as Trustees of LVIT, joining Mr. Macera and Dr. Stitzel, who will stay on the LVIT Board. This Proposal 1 provides for the election of these 11 individuals as Trustees of LVIT. The formal proposal, and information on each of these Trustee nominees, appears below. The election of these eleven individuals would become effective on December 17, 1998 (the date of the next scheduled regular meeting of the Colonial Funds Board following the date of the LVIT special Shareholders meeting).

o Mr. Macera and Dr. Stitzel would become Trustees of the Colonial Funds. On June 18, 1998, the Colonial Funds Board nominated each of Mr. Macera and Dr. Stitzel for these positions, subject to the approval of the Shareholders of the Colonial Funds at a meeting called for October 30, 1998.

o Mr. Christensen, Mr. Macera and Dr. Stitzel would resign as Trustees of SRVIT. Their resignations would become effective upon the election of additional trustees of SRVIT, as described below.

o Six individuals who are the Trustees of the Stein Roe Funds and one additional person who is the President of Stein Roe's Mutual Funds Division would be elected as Trustees of SRVIT, joining Mr. Bacon who will stay on the SRVIT Board. The election of these seven individuals would become effective on November 3, 1998 (the date of the next scheduled regular meeting of the Stein Roe Funds Board following the date of the SRVIT special Shareholders meeting, which also will be held on October 30, 1998).

o On July 28, 1998, the Stein Roe Funds Board elected Mr. Bacon as a Trustee of the Stein Roe Funds. Mr. Bacon's election will become effective on November 3, 1998.

     Upon the effectiveness of all these transactions, the membership of the LVIT Board would be identical to the membership of the Colonial Funds Board, and the membership of the SRVIT Board (with the exception of such one additional person) would be identical to the membership of the Stein Roe Funds Board.

     The Trustees of LVIT have discussed these matters extensively. The Trustees, as well as Liberty Financial and its affiliates, believe this consolidation of the governance of LVIT and the Colonial Funds is in the best interests of the LVIT Funds and their Shareholders. Following these transactions, one group of individuals will be responsible for supervising both the LVIT Funds and the corresponding public funds. This arrangement should promote efficiencies in the governance and administration of both the LVIT Funds and those corresponding funds. For example, consolidation of the LVIT and Colonial Funds Boards will eliminate the need for several of the portfolio managers to make separate presentations to separate Boards, reducing the time portfolio managers spend on such administrative matters.

     The Board of Trustees of LVIT has nominated 13 individuals for election as Trustees. The nominees are as follows:


                                                                                              Year of Election
 Nominee Name and Age                Principal Occupation (1) and Directorships                  as Trustee
---------------------- --------------------------------------------------------------------- -----------------
Robert J. Birnbaum     Retired (formerly Special Counsel, Dechert Price & Rhoads (law)
(70)                   from September, 1988 to December, 1993). Director or Trustee:
                       Colonial Funds, Liberty All-Star Equity Fund, Liberty All-Star
                       Growth Fund, Inc., The Emerging Germany Fund.                                --

Tom Bleasdale          Retired (formerly Chairman of the Board and Chief Executive
(68)                   Officer, Shore Bank & Trust Company (banking) from 1992 to
                       1993). Director or Trustee: Colonial Funds, Empire Company
                       Limited.                                                                     --

John Carberry*         Senior Vice President of Liberty Financial Companies, Inc. 1998-
(50)                   present (prior thereto Managing Director, Salomon Brothers Inc.).
                       Trustee of Liberty All-Star Equity Fund and Liberty All-Star Growth
                       Fund, Inc. Nominee for election as a Trustee of the Colonial Funds.          --

Lora S. Collins        Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel
(62)                   (law) prior to November, 1996). Trustee: Colonial Funds.                     --

                                                                                              Year of Election
  Nominee Name & Age                Principal Occupation (1) and Directorships                   as Trustee
--------------------- ---------------------------------------------------------------------- -----------------
James E. Grinnell     Private Investor. Director or Trustee: Colonial Funds, Liberty All-
(68)                  Star Equity Fund, Liberty All-Star Growth Fund, Inc.                            --

Richard W. Lowry      Private Investor. Director or Trustee: Colonial Funds, Liberty All-
(62)                  Star Equity Fund, Liberty All-Star Growth Fund, Inc.                            --

William E. Mayer*     Partner, Development Capital, LLC (investments); formerly Dean
(57)                  of the College of Business and Management, University of
                      Maryland (higher education) from October, 1992 to November,
                      1996. Director or Trustee: Colonial Funds, Liberty All-Star Equity
                      Fund, Hambrecht & Quist Incorporated, Chart House Enterprises,
                      Johns Manville.                                                                 --

Salvatore Macera      Private investor (formerly Executive Vice President of Itek Corp.
(67)                  and President of Itek Optical & Electronic Industries, Inc.). Trustee
                      of LVIT and SRVIT. Nominee for election as a Trustee of the
                      Colonial Funds.                                                               1993

James L. Moody, Jr.   Retired (formerly Chairman of the Board from May, 1994 to May
(66)                  1997, Chief Executive Officer and Director from May, 1973 to May,
                      1992, Hannaford Bros. Co. (food distributor)). Director or Trustee:
                      Colonial Funds, Penobscot Shoe Co., Staples, Inc., UNUM
                      Corporation, IDEXX Laboratories, Inc., Empire Company Limited.                  --

John J. Neuhauser     Dean of the School of Management, Boston College (higher
(55)                  education). Director or Trustee: Colonial Funds, Liberty All-Star
                      Equity Fund, Liberty All-Star Growth Fund, Inc., Hyde Athletic
                      Industries, Inc.                                                                --

Thomas E. Stitzel     Professor of Finance, College of Business, Boise State University;
(62)                  Business consultant and author. Trustee of LVIT and SRVIT.
                      Nominee for election as a Trustee of the Colonial Funds.                      1993

Robert L. Sullivan    Retired Partner, KPMG Peat Marwick LLP (management
(70)                  consulting) (formerly self-employed Management Consultant).
                      Trustee: Colonial Funds.                                                        --

Anne-Lee Verville     Consultant (formerly General Manager, Global Education Industry
(51)                  from 1994 to 1997, and President, Applications Solutions Division
                      from 1991 to 1994, IBM Corporation). Nominee for election as a
                      Trustee of the Colonial Funds.                                                  --

------------
 * Mr. Carberry will be an "interested person," as defined in the Investment Company Act of 1940 (the "1940 Act"), because of his affiliation with Liberty Financial.


** Mr. Mayer will be an "interested person," as defined in the 1940 Act, because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).

     The Board of Trustees of LVIT currently has an audit committee consisting of Dr. Stitzel and Messrs. Bacon and Macera. The Audit Committee makes recommendations regarding the selection of auditors, reviews with the auditors the reports issued by them and the financial statements, confers with the auditors regarding the results of the annual audit and the adequacy of accounting procedures and controls, and considers related matters. The Audit Committee met once during 1997, with each member present.

     During 1997, the Board met five times. Each incumbent Trustee attended all meetings of the Board during the period.

     Trustees who are "interested persons" of LVIT or Liberty Financial receive no compensation from LVIT. As compensation for their services, Trustees who are not "interested persons" are paid the following fees: (i) a $5,000 annual retainer, (ii) a $1,500 meeting fee for each meeting of the Board attended in person, and (iii) a $500 meeting fee for each telephone meeting of the Board. The Trustees do not receive any pension or retirement benefits from LVIT. The following table shows aggregate compensation received by each incumbent Trustee during the fiscal year ended December 31, 1997.


                                     Aggregate 1997      Total Compensation from LVIT
                                   Compensation from      and Affiliated Investment
        Name of Nominee                   LVIT                Companies in 1997*
-------------------------------   -------------------   -----------------------------
  Richard R. Christensen                     --                         --
  John A. Bacon Jr.                     $12,500                    $33,500
  Salvatore Macera                       12,500                     33,500
  Thomas E. Stitzel                      12,500                     33,500

------------
* Includes Trustee fees paid by LVIT and by SRVIT.

     The following table sets forth the compensation paid during 1997 to the following nine nominees in their capacity as Trustees of the Colonial Funds. At December 31, 1997, the Colonial Funds consisted of 39 open-end and 5 closed-end management investment company portfolios.


                                Total Compensation From the Colonial
                                  Funds Paid to the Nominee for the
           Nominee              Calendar Year Ended December 31, 1997
----------------------------   --------------------------------------
  Robert J. Birnbaum                          $  93,949
  Tom Bleasdale                                 106,432(1)
  Lora S. Collins                                93,949
  James E. Grinnell                              94,698(2)
  Richard W. Lowry                               94,968
  William E. Mayer                               89,949
  James L. Moody, Jr.                            98,447(3)
  John J. Neuhauser                              94,989
  Robert L. Sullivan                             99,945

------------
(1) Includes $57,454 payable in later years as deferred compensation.
(2) Includes $4,797 payable in later years as deferred compensation.
(3) Total compensation of $98,447 for 1997 will be payable in later years as deferred compensation.

     If shareholders elect an expanded Board of Trustees, it is expected that the Trust's arrangement for compensating its Trustees will be integrated with the current trustee compensation arrangements for the Colonial Funds. However, even if the Board is expanded, during 1999 the Trust will not be charged aggregate Trustee fees that exceed the amount paid to the current LVIT Trustees in 1997 ($37,500).

     As of the record date, Richard R. Christensen owned beneficially 69,933 shares of Newport Tiger Fund and 11,233 shares of Liberty All-Star Equity Fund. No other Trustee or officer of LVIT owned beneficially any shares of a LVIT Fund as of that date.


                          REQUIRED VOTE ON PROPOSAL 1.

     Election of Trustees requires the affirmative vote of a plurality of the shares of the Trust voting.

     The Board of Trustees recommends that Shareholders of each Fund vote FOR the election of each nominee as Trustee.

                                  PROPOSAL 2
             TO AMEND, RECLASSIFY OR ELIMINATE CERTAIN FUNDAMENTAL
                 INVESTMENT RESTRICTIONS OF FUNDS IN THE TRUST

     Proposal 2 pertains only to Newport Tiger Fund, Stein Roe Global Utilities Fund, Colonial Growth and Income Fund, Colonial High Yield Securities Fund and Colonial International Fund for Growth.

     The Trust has adopted certain fundamental investment policies governing how each Fund's investments are managed. These policies are set forth in the Trust's statement of additional information and may be changed only with Shareholder approval. Policies not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Trustees without Shareholder approval.

     The fundamental investment policies of each Fund in the Trust generally parallel those of a similar public fund (as that term is defined in Proposal 1 above) having the same investment objective that existed at the time the Trust created the Fund. The Trustees initially considered it appropriate for each new Fund in the Trust to adopt investment policies similar to those of the corresponding public fund so both funds could be managed more efficiently and consistently. However, certain of these fundamental investment policies may reflect earlier regulatory, business or industry conditions, practices or requirements which, for a variety of reasons, led to restrictions on managing a Fund's investments. With the passage of time, the development of new investment practices, and changes in regulatory standards, the Trustees and the Trust's adviser (LASC) and the applicable sub-advisers (Newport, Stein Roe and Colonial) consider some of the fundamental investment policies carried over from the public funds unnecessary or unwarranted. In addition, several fundamental investment policies applying to the public funds (although not directly to the Trust) had been imposed by certain state securities regulators. The enactment of the federal National Securities Markets Improvement Act of 1996 preempted the states from imposing such policies. Other fundamental investment policies reflect federal regulatory requirements which remain in effect, but which are not required to be stated as fundamental policies.

     Accordingly, the Trustees have approved revisions to certain fundamental investment policies of various Funds, intending to simplify, modernize and make more uniform policies the 1940 Act requires be fundamental, to reclassify certain fundamental policies as non-fundamental and to eliminate those fundamental policies that are not legally required, and to conform the investment policies of Funds in the Trust more closely to those of the corresponding public funds still in existence.

     The Trustees believe generally that by minimizing the number of fundamental policies that can be changed only by shareholder vote, the Board of Trustees in the future will have greater flexibility to modify a Fund's non-fundamental investment policies, as appropriate, in response to changing markets and in light of new investment opportunities and strategies. The Trust will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that, at a future time, the Board of Trustees considers desirable. Although the proposed changes in fundamental policies will allow the affected Funds greater investment flexibility to respond to future investment opportunities, neither the Trustees nor LASC, Newport or Colonial anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in a Fund.

                                  PROPOSAL 2.A
                TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES
                          (NEWPORT TIGER FUND ONLY):

     The Colonial Funds Board has recently approved various changes to the fundamental investment policies of the public fund on which the LVIT Newport Tiger Fund is modeled. Shareholders of that Fund will consider whether to approve these changes at a meeting also called for October 30, 1998. The Trustees of LVIT have determined that it is in the best interests of shareholders of the LVIT Newport Tiger Fund to approve similar changes, where necessary, to the Fund's corresponding fundamental investment policies.


     The text of each proposed change to the LVIT Newport Tiger Fund's fundamental policies is set forth below.

Change No. 1

     The 1940 Act requires the Fund to have a policy with respect to the concentration of its assets in particular industries, with the Fund being generally prohibited from reserving freedom of action with respect to its ability to so concentrate its investments. "Concentration" is deemed by the Staff of the Securities and Exchange Commission ("SEC") to mean investment of 25% or more of the Fund's assets in the securities of issuers in a particular industry. The 1940 Act also requires the Fund to have a policy limiting its investments in the securities of a particular issuer. The Trustees have recommended amending and restating the Fund's current fundamental investment policies limiting industry and issuer investments into a new, single policy. This new policy would continue the specific reference to the 25% industry limitation, further provide that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and eliminate a restriction limiting the percentage of voting securities of an issuer which the Fund may hold.

 Current text

     The two current policies are as follows:

   [The Fund may not] with respect to 75% of total assets, purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in the securities of a single issuer or purchase the voting securities of such an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

   [The Fund may not] concentrate more than 25% of its total assets in any one industry.

 Proposed text

   [The Fund may not] concentrate more than 25% of the Fund's total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets, purchase the securities of any issuer if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer.

Change No. 2

     The Fund currently has a fundamental investment policy prohibiting it from investing in commodities or commodity contracts, except when it purchases or sells "currency forward contracts." The Trustees propose to amend the current fundamental investment policy to permit the use of futures contracts, subject to certain limitations.

 Current text

   [The Fund may not] buy or sell commodities or commodity contracts (other than currency forward contracts).

 Proposed text

   [The Fund may not] purchase and sell futures contracts and related options if the total initial margin and premiums exceed 5% of its total assets.

Change No. 3

     The Fund has a fundamental investment policy with respect to investments in real estate. The Trustees propose to amend and restate the current fundamental investment policy to permit the holdings of real estate up to 5% of total assets as the result of owning portfolio securities.

 Current text

   [The Fund may not] purchase or sell real estate, provided that securities of companies which deal in real estate or interests therein will not be deemed to be investments in real estate.

 Proposed text

   [The Fund may not] own real estate unless such real estate is acquired as the result of owning securities and does not constitute more than 5% of total assets.

                                  PROPOSAL 2.B
                 TO AMEND AND/OR RECLASSIFY AS NON-FUNDAMENTAL
 A FUNDAMENTAL INVESTMENT POLICY REGARDING THE PURCHASE OF ILLIQUID SECURITIES
         (STEIN ROE GLOBAL UTILITIES FUND, COLONIAL GROWTH & INCOME AND
                  COLONIAL HIGH YIELD SECURITIES FUNDS ONLY)

     The Trustees recommend that shareholders of Stein Roe Global Utilities Fund, Colonial Growth and Income and Colonial High Yield Securities Funds approve amending a fundamental investment policy of those Funds limiting investments in illiquid assets and/or reclassifying that fundamental investment policy as a non-fundamental policy.

     The fundamental investment policy of the Colonial High Yield Securities Fund presently limits investments in illiquid assets to 10% of the Fund's assets. That limit reflects former language of the 1940 Act and positions once taken by the Staff of the SEC and various state securities regulators. The 1940 Act no longer requires that a policy regarding illiquid securities be fundamental, and the SEC Staff has modified its policy by increasing the amount an open-end fund could hold from 10% to 15% of net assets.

     A similar fundamental investment policy of each of Stein Roe Global Utilities Fund and Colonial Growth and Income Fund permits each such Fund to invest up to 15% of its assets in illiquid assets.

     The Trustees recommend shareholders approve increasing the percentage of assets the Colonial High Yield Securities Fund may invest in illiquid assets from 10% to 15% and reclassifying the investment policy for each of these three Funds as a non-fundamental policy.

                                  PROPOSAL 2.C
                  TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY
             LIMITING INVESTMENTS IN OPEN-END INVESTMENT COMPANIES
                 (COLONIAL INTERNATIONAL FUND FOR GROWTH ONLY)

     A fundamental investment policy of the Colonial International Fund for Growth provides that the Fund will not "purchase any security issued by another investment company if immediately after such purchase the Fund would own in the aggregate (i) more than 3% of the total outstanding voting securities of such investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the fund's total assets; and (iii) securities issued by other investment companies having an aggregate value in excess of 10% of the Fund's total assets."

     This restriction, which does not apply to any other Fund in the Trust, was created to track a policy of the original corresponding Colonial public fund (since merged out of existence) to comply with a now-obsolete state securities law requirement. The Trustees recommend that shareholders approve eliminating the restriction entirely.


                                  PROPOSAL 2.D
          TO ELIMINATE A PROVISION OF A FUNDAMENTAL INVESTMENT POLICY
              LIMITING THE PURCHASE OF VOTING SHARES OF AN ISSUER
                    (STEIN ROE GLOBAL UTILITIES FUND ONLY)

     A fundamental investment policy of Stein Roe Global Utilities Fund provides that the Fund may not, with respect to 75% of total assets, "purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer" (emphasis added). The italicized provision limiting the purchase of voting shares of an issuer was created to comply with certain state law requirements no longer imposed on public funds. The Trustees recommend that Shareholders approve eliminating the provision.


               REQUIRED VOTE FOR PROPOSALS 2.A, 2.B, 2.C and 2.D

     Approval of each proposal requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the affected Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the Meeting in person or by proxy.

     The Board of Trustees recommends that Shareholders of the affected Funds vote FOR each Proposal.


                               3. OTHER BUSINESS

     The Trustees do not know of any other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the proxy holders.


                       FURTHER INFORMATION ABOUT VOTING

     Voting requirements. All Funds in LVIT vote together on matters that affect the Trust as a whole, such as the election of Trustees. Each share is entitled to one vote on any matter that comes before the meeting. Shareholders of individual Funds will vote separately on matters affecting only their Fund.

     Quorum. Thirty percent of the shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the Fund's shareholders at the meeting.

     Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees and employees of Liberty Financial or its affiliates may solicit proxies in person or by telephone but will not be additionally compensated therefor. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. The expenses of the meeting or any adjournment thereof and of any proxy solicitation will be borne by the Funds.

     Revocation of proxies. Any contract or policy holder may revoke his or her proxy at any time before the shares represented thereby are voted by a written revocation received by the Secretary of LVIT or by properly executing a later-dated proxy.

     Date for receipt of shareholders' proposals for subsequent meetings of shareholders. LVIT's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and LVIT currently does not intend to hold such a meeting in 1999. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by LVIT within a reasonable period of time prior to any such meeting. Shareholders wishing to submit the name of a candidate for consideration as a nominee for Trustee should submit their recommendations to the Secretary of LVIT.

     Adjournment. If sufficient votes in favor of the election of each proposal are not received by the time scheduled for the meeting, proxy holders may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The proxy holders will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the election of at least one nominee for trustee or at least one other proposal (if applicable). They will vote against any such adjournment those proxies required to be voted against all nominees and all other applicable proposals.

           FURTHER INFORMATION ABOUT LVIT, LASC AND THE SUB-ADVISERS

     LASC manages the assets of each Fund pursuant to a management agreement with the Trust (the "Management Agreement"). Pursuant to the Management Agreement, LASC provides the Fund with overall advisory and administrative services, as well as general office facilities. The directors of LASC are John
W. Rosensteel (principal executive officer), James J. Klopper, and Paul H. LeFevre. Mr. Rosensteel is also a director of Keyport Financial Services Corp. ("KFSC"), principal underwriter for shares of the Trust with respect to sales of shares to Participating Life Insurance Companies that are affiliated with Liberty Financial. The business address of LASC, KFSC and their directors is 125 High Street, Boston, Massachusetts 02110.

     LASC is an indirect wholly owned subsidiary of Liberty Financial. Liberty Financial is an integrated asset accumulation and management organization. Liberty Financial is a majority owned subsidiary of LFC Holdings, Inc. ("LFC Holdings"). LFC Holdings is a wholly owned subsidiary of Liberty Mutual Equity Corporation ("Liberty Equity"). Liberty Equity is a wholly owned subsidiary of Liberty Mutual. Liberty Mutual is a mutual insurance company, principally in the property/casualty insurance field. The address of Liberty Financial is Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts 02210; and the address of LFC Holdings, Liberty Equity and Liberty Mutual is 175 Berkeley Street, Boston, Massachusetts 02117.

     The Management Agreement permits LASC from time to time to engage one or more sub-advisers to assist in the performance of its services. Under the sub-advisory agreements, a sub-adviser manages the assets of a Fund in accordance with its investment objective and investment program, policies and restrictions under the supervision of LASC and the Board of Trustees. As noted above, pursuant to such authority, LASC has engaged each of Colonial, Stein Roe, Newport and LAMCO as sub-advisers. Each such entity is an indirect wholly owned subsidiary of Liberty Financial.

     Colonial, LASC and the Trust have entered into sub-advisory agreements for the Colonial Growth and Income Fund, the Colonial U.S. Stock Fund, the Colonial International Fund for Growth, the Colonial Strategic

Income Fund, the Colonial High Yield Securities Fund, and the Colonial Small Cap Value Fund. The directors of Colonial are Stephen E. Gibson (principal executive officer), Nancy L. Conlin, and Davey S. Scoon. Ms. Conlin and Messrs. Gibson and Scoon are also directors of Liberty Funds Distributor, Inc. ("LFD"), a wholly owned subsidiary of Colonial that is the principal underwriter for shares of the Trust with respect to sales of shares to Participating Insurance Companies other than those that are affiliated with Liberty Financial. The business address of Colonial, LFD and their directors is One Financial Center, Boston, Massachusetts 02111.

     Stein Roe, LASC and the Trust have entered into a sub-advisory agreement for the Stein Roe Global Utilities Fund. The directors of Stein Roe are Hans P. Ziegler (principal executive officer), Kenneth R. Leibler, C. Allen Merritt, Jr. and Thomas W. Butch. Mr. Leibler is President and Chief Executive Officer of Liberty Financial. Mr. Merritt is Chief Operating Officer of Liberty Financial. Mr. Butch is President of Stein Roe's Mutual Funds division. The business address of Stein Roe and its directors (other than Messrs. Leibler and Merritt) is One South Wacker Drive, Chicago, IL 60606; the address of Messrs. Leibler and Merritt is 600 Atlantic Avenue, Boston, MA 02110.

     LASC, Newport and the Trust have entered into a sub-advisory agreement with respect to the Newport Tiger Fund. The directors of Newport are John M. Mussey (principal executive officer), Kenneth R. Leibler, and Lindsay Cook. Mr. Cook is Executive Vice President of Liberty Financial. The address of Newport and Mr. Mussey is 580 California Street, San Francisco, California 94104; the address of Mr. Cook is 600 Atlantic Avenue, Boston, MA 02110.

     LASC, LAMCO and the Trust have entered into a management and sub-advisory agreement with respect to Liberty All-Star Equity Fund. The directors of LAMCO are Richard R. Christensen, Kenneth R. Leibler, Lindsay Cook and C. Allen Merritt, Jr. Mr. Christensen, Chairman of the Board of Trustees, is the Chairman of LAMCO. The address of LAMCO and Mr. Christensen is 600 Atlantic Avenue, Boston, MA 02110.

     The principal occupation of each director and the principal executive officer of each of LASC, Colonial, Stein Roe, Newport and LAMCO is as a director and/or officer of, respectively, LASC, Colonial, Stein Roe, Newport and LAMCO and/or various of their respective affiliates.

     Officers of LVIT. The following persons are officers of LVIT:


               Name                 Position Held with LVIT     Position Held with LASC or its Affiliates
---------------------------------- ------------------------- ----------------------------------------------
Richard R. Christensen ........... President and             Chairman of LAMCO
                                   Trustee

Ophelia Barsketis ................ Vice President            Senior Vice President, Stein Roe

John A. Benning .................. Assistant Secretary       Senior Vice President and General Counsel,
                                                             Liberty Financial

Christopher C. Carabell .......... Vice President            Vice President, LAMCO

Kevin M. Carome .................. Secretary                 Associate General Counsel and Vice President,
                                                             Liberty Financial; General Counsel, Stein Roe

Nancy L. Conlin .................. Vice President            Director, Senior Vice President and General
                                                             Counsel of Colonial

J. Kevin Connaughton ............. Controller                Vice President of Colonial

Carl C. Ericson .................. Vice President            Senior Vice President and Manager of the
                                                             Taxable Fixed Income Group, Colonial

Andrea Feingold .................. Vice President            Vice President of Colonial

                Name                  Position Held with LVIT    Position Held with LASC or its Affiliates
------------------------------------ ------------------------- --------------------------------------------
David Harris ....................... Vice President            Senior Vice President, Stein Roe; Vice
                                                               President, Colonial

James P. Haynie .................... Vice President            Vice President of Colonial

Timothy J. Jacoby .................. Treasurer                 Senior Vice President and Chief Financial
                                                               Officer of Colonial

Deborah A. Jansen .................. Vice President            Vice President and Senior Research Analyst,
                                                               Stein Roe

Gordon Johnson ..................... Vice President            Vice President of Colonial

John E. Lennon ..................... Vice President            Vice President of Colonial

John M. Mussey ..................... Vice President            President, Newport

William R. Parmentier, Jr. ......... Vice President            President, LAMCO

John W. Reading .................... Assistant Secretary       Vice President and Counsel, Colonial

Mark Stoeckle ...................... Vice President            Vice President of Colonial

Thomas R. Tuttle ................... Vice President            Senior Vice President, Newport

     Independent Auditors. PricewaterhouseCoopers LLP is LVIT's independent auditors. No representative of the accounting firm is expected to be present at the shareholder meeting.

     Shareholdings. As of the record date, to the knowledge of the Funds, there were no holders of record of variable annuity contracts or variable life insurance policies who beneficially had the right to vote 5% or more of the outstanding shares of the Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts. As of the record date, Keyport owned in its general account 1,271,368 shares of U.S. Stock Fund, 104,712 shares of Liberty All-Star Equity Fund, 500,000 shares of Colonial High Yield Securities Fund and 200,000 shares of Colonial Small Cap Value Fund.

     Reports, proxy statements and other information have been filed with the SEC and may be inspected and copied at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

   SHAREHOLDERS ARE URGED TO VOTE, SIGN, AND MAIL THEIR PROXIES IMMEDIATELY.

                                             By Order of the Board of Trustees,


                                             Kevin M. Carome
                                             Secretary
September 25, 1998

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                       LIBERTY VARIABLE INVESTMENT TRUST
               STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
             FOR A MEETING OF SHAREHOLDERS OF EACH FUND NAMED ABOVE
                        TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE ABOVE FUNDS TO BE HELD AT 10:30 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1. For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale, John Carberry,                      FOR ALL                  WITHHOLD ALL
   Lora S. Collins, James E. Grinnell, Richard W. Lowry,    (except as marked to the contrary)
   William E. Mayer, Salvatore Macera, James L. Moody,
   Jr., John J. Neuhauser, Thomas E. Stitzel,                               [ ]                         [ ]
   Robert L. Sullivan, Anne-Lee Verville

2.B. TO APPROVE RECLASSIFYING A FUNDAMENTAL INVESTMENT POLICY REGARDING THE
     PURCHASE OF ILLIQUID ASSETS OF THE FUND AS A NON-FUNDAMENTAL POLICY.

     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

--------------------------------------------------------------------------------
2.D. TO APPROVE ELIMINATING A PROVISION OF A FUNDAMENTAL POLICY LIMITING THE
     PURCHASE OF THE VOTING SHARES OF AN ISSUER.

     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON
   THE LINE BELOW:


--------------------------------------------------------------------------------

-----------------------------   -----------------------------      -------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE

PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                       LIBERTY VARIABLE INVESTMENT TRUST
               STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
            FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, COVA Financial Services Life Insurance Company, or Security Benefit Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.

                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)


                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]


                       LIBERTY VARIABLE INVESTMENT TRUST
               STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

1. For election as Trustees, the nominees are:


  Robert J. Birnbaum, Tom Bleasdale,                       FOR ALL                  WITHHOLD ALL
  John Carberry, Lora S. Collins,            (except as marked to the contrary)
  James E. Grinnell, Richard W. Lowry,
  William E. Mayer, Salvatore Macera,                        [ ]                         [ ]
  James L. Moody, Jr., John J. Neuhauser,
  Thomas E. Stitzel, Robert L. Sullivan,
  Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON
   THE LINE BELOW:

--------------------------------------------------------------------------------
2.B. TO APPROVE RECLASSIFYING A FUNDAMENTAL INVESTMENT POLICY REGARDING THE
     PURCHASE OF ILLIQUID ASSETS AS A NON-FUNDAMENTAL POLICY.

     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

--------------------------------------------------------------------------------
2.D. TO APPROVE ELIMINATING A PROVISION OF A FUNDAMENTAL INVESTMENT POLICY
     LIMITING THE PURCHASE OF THE VOTING SHARES OF AN ISSUER.

     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                       LIBERTY VARIABLE INVESTMENT TRUST
                   COLONIAL U.S. STOCK FUND, VARIABLE SERIES

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
            FOR A MEETING OF SHAREHOLDERS OF EACH FUND NAMED ABOVE
                        TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE ABOVE FUNDS TO BE HELD AT 10:30 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale, John Carberry,                      FOR ALL                  WITHHOLD ALL
   Lora S. Collins, James E. Grinnell, Richard W. Lowry,    (except as marked to the contrary)
   William E. Mayer, Salvatore Macera, James L. Moody,
   Jr., John J. Neuhauser, Thomas E. Stitzel,                               [ ]                         [ ]
   Robert L. Sullivan, Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE

PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                       LIBERTY VARIABLE INVESTMENT TRUST
                   COLONIAL U.S. STOCK FUND, VARIABLE SERIES

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
            FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, COVA Financial Services Life Insurance Company, or Security Benefit Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.

                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)


                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]
                       LIBERTY VARIABLE INVESTMENT TRUST
                   COLONIAL U.S. STOCK FUND, VARIABLE SERIES

For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale,                       FOR ALL                  WITHHOLD ALL
   John Carberry, Lora S. Collins,            (except as marked to the contrary)
   James E. Grinnell, Richard W. Lowry,
   William E. Mayer, Salvatore Macera,                        [ ]                         [ ]
   James L. Moody, Jr., John J. Neuhauser,
   Thomas E. Stitzel, Robert L. Sullivan,
   Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                       LIBERTY VARIABLE INVESTMENT TRUST
                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               A MEETING OF SHAREHOLDERS OF EACH FUND NAMED ABOVE
                        TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE ABOVE FUNDS TO BE HELD AT 10:30 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale, John Carberry,                      FOR ALL                  WITHHOLD ALL
   Lora S. Collins, James E. Grinnell, Richard W. Lowry,    (except as marked to the contrary)
   William E. Mayer, Salvatore Macera, James L. Moody,
   Jr., John J. Neuhauser, Thomas E. Stitzel,                               [ ]                         [ ]
   Robert L. Sullivan, Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                       LIBERTY VARIABLE INVESTMENT TRUST
                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
            FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, COVA Financial Services Life Insurance Company, or Security Benefit Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.

                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)


                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]


                       LIBERTY VARIABLE INVESTMENT TRUST
                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale,                       FOR ALL                  WITHHOLD ALL
   John Carberry, Lora S. Collins,            (except as marked to the contrary)
   James E. Grinnell, Richard W. Lowry,
   William E. Mayer, Salvatore Macera,                        [ ]                         [ ]
   James L. Moody, Jr., John J. Neuhauser,
   Thomas E. Stitzel, Robert L. Sullivan,
   Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                       LIBERTY VARIABLE INVESTMENT TRUST
                 LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
            FOR A MEETING OF SHAREHOLDERS OF EACH FUND NAMED ABOVE
                        TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE ABOVE FUNDS TO BE HELD AT 10:30 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale, John Carberry,                      FOR ALL                  WITHHOLD ALL
   Lora S. Collins, James E. Grinnell, Richard W. Lowry,    (except as marked to the contrary)
   William E. Mayer, Salvatore Macera, James L. Moody,
   Jr., John J. Neuhauser, Thomas E. Stitzel,                               [ ]                         [ ]
   Robert L. Sullivan, Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                       LIBERTY VARIABLE INVESTMENT TRUST
                 LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
            FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, COVA Financial Services Life Insurance Company, or Security Benefit Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.

                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)


                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]


                       LIBERTY VARIABLE INVESTMENT TRUST
                 LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale,                       FOR ALL                  WITHHOLD ALL
   John Carberry, Lora S. Collins,            (except as marked to the contrary)
   James E. Grinnell, Richard W. Lowry,
   William E. Mayer, Salvatore Macera,                        [ ]                         [ ]
   James L. Moody, Jr., John J. Neuhauser,
   Thomas E. Stitzel, Robert L. Sullivan,
   Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                       LIBERTY VARIABLE INVESTMENT TRUST
                COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
            FOR A MEETING OF SHAREHOLDERS OF EACH FUND NAMED ABOVE
                        TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE ABOVE FUNDS TO BE HELD AT 10:30 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale, John Carberry,                      FOR ALL                  WITHHOLD ALL
   Lora S. Collins, James E. Grinnell, Richard W. Lowry,    (except as marked to the contrary)
   William E. Mayer, Salvatore Macera, James L. Moody,
   Jr., John J. Neuhauser, Thomas E. Stitzel,                               [ ]                         [ ]
   Robert L. Sullivan, Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                       LIBERTY VARIABLE INVESTMENT TRUST
                COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
            FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, COVA Financial Services Life Insurance Company, or Security Benefit Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.



                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.

                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)


                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]


                       LIBERTY VARIABLE INVESTMENT TRUST
                COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale,                       FOR ALL                  WITHHOLD ALL
   John Carberry, Lora S. Collins,            (except as marked to the contrary)
   James E. Grinnell, Richard W. Lowry,
   William E. Mayer, Salvatore Macera,                        [ ]                         [ ]
   James L. Moody, Jr., John J. Neuhauser,
   Thomas E. Stitzel, Robert L. Sullivan,
   Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                       LIBERTY VARIABLE INVESTMENT TRUST
               COLONIAL GROWTH AND INCOME FUND, VARIABLE SERIES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
         FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF COLONIAL GROWTH AND INCOME FUND, VARIABLE SERIES (THE "FUND") TO BE HELD AT 10:30 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS
FOLLOWS:

1. For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale, John Carberry,                      FOR ALL                  WITHHOLD ALL
   Lora S. Collins, James E. Grinnell, Richard W. Lowry,    (except as marked to the contrary)
   William E. Mayer, Salvatore Macera, James L. Moody,
   Jr., John J. Neuhauser, Thomas E. Stitzel,                               [ ]                         [ ]
   Robert L. Sullivan, Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON
  THE LINE BELOW:

--------------------------------------------------------------------------------
2. TO APPROVE RECLASSIFYING A FUNDAMENTAL INVESTMENT POLICY OF THE FUND AS A NON-FUNDAMENTAL POLICY.

   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                       LIBERTY VARIABLE INVESTMENT TRUST
                COLONIAL GROWTH & INCOME FUND, VARIABLE SERIES

INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, COVA Financial Services Life Insurance Company, or Security Benefit Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.

                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)


                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]


                       LIBERTY VARIABLE INVESTMENT TRUST
               COLONIAL GROWTH AND INCOME FUND, VARIABLE SERIES

1. For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale,                       FOR ALL                  WITHHOLD ALL
   John Carberry, Lora S. Collins,            (except as marked to the contrary)
   James E. Grinnell, Richard W. Lowry,
   William E. Mayer, Salvatore Macera,                        [ ]                         [ ]
   James L. Moody, Jr., John J. Neuhauser,
   Thomas E. Stitzel, Robert L. Sullivan,
   Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON
  THE LINE BELOW:

--------------------------------------------------------------------------------
2. TO APPROVE RECLASSIFYING A FUNDAMENTAL INVESTMENT POLICY OF THE FUND AS A NON-FUNDAMENTAL POLICY.


[ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                       LIBERTY VARIABLE INVESTMENT TRUST
             COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
         FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 1998


THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES (THE "FUND") TO BE HELD AT 10:30 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS
FOLLOWS:

1. For election as Trustees, the nominees are:

   Robert J. Birnbaum, Tom Bleasdale,                            FOR ALL                  WITHHOLD ALL
   John Carberry, Lora S. Collins,                 (except as marked to the contrary)
   James E. Grinnell, Richard W. Lowry,
   William E. Mayer, Salvatore Macera,                             [ ]                         [ ]
   James L. Moody, Jr., John J. Neuhauser,
   Thomas E. Stitzel, Robert L. Sullivan, Anne-
   Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON
  THE LINE BELOW:

--------------------------------------------------------------------------------
2. TO APPROVE RECLASSIFYING A FUNDAMENTAL INVESTMENT POLICY OF THE FUND AS A NON-FUNDAMENTAL POLICY.


[ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN


-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                       LIBERTY VARIABLE INVESTMENT TRUST
             COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
            FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, COVA Financial Services Life Insurance Company, or Security Benefit Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.

                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)


                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]


                              VOTING INSTRUCTIONS
                       LIBERTY VARIABLE INVESTMENT TRUST
             COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

1. For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale,                       FOR ALL                  WITHHOLD ALL
   John Carberry, Lora S. Collins,            (except as marked to the contrary)
   James E. Grinnell, Richard W. Lowry,
   William E. Mayer, Salvatore Macera,                        [ ]                         [ ]
   James L. Moody, Jr., John J. Neuhauser,
   Thomas E. Stitzel, Robert L. Sullivan,
   Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON
  THE LINE BELOW:

--------------------------------------------------------------------------------
2. TO APPROVE RECLASSIFYING A FUNDAMENTAL INVESTMENT POLICY OF THE FUND AS A NON-FUNDAMENTAL POLICY.

[ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       LIBERTY VARIABLE INVESTMENT TRUST
            COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
         FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES (THE "FUND") TO BE HELD AT 10:30 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1. For election as Trustees, the nominees are:

   Robert J. Birnbaum, Tom Bleasdale,                            FOR ALL                  WITHHOLD ALL
   John Carberry, Lora S. Collins,                 (except as marked to the contrary)
   James E. Grinnell, Richard W. Lowry,
   William E. Mayer, Salvatore Macera,                             [ ]                         [ ]
   James L. Moody, Jr., John J. Neuhauser,
   Thomas E. Stitzel, Robert L. Sullivan, Anne-
   Lee Verville

2. TO APPROVE RECLASSIFYING A FUNDAMENTAL INVESTMENT POLICY OF THE FUND AS A NON-FUNDAMENTAL POLICY.


[ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                       LIBERTY VARIABLE INVESTMENT TRUST
            COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
            FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, COVA Financial Services Life Insurance Company, or Security Benefit Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.

                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)


                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]


                       LIBERTY VARIABLE INVESTMENT TRUST
            COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

1. For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale,                       FOR ALL                  WITHHOLD ALL
   John Carberry, Lora S. Collins,            (except as marked to the contrary)
   James E. Grinnell, Richard W. Lowry,
   William E. Mayer, Salvatore Macera,                        [ ]                         [ ]
   James L. Moody, Jr., John J. Neuhauser,
   Thomas E. Stitzel, Robert L. Sullivan,
   Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON
  THE LINE BELOW:

--------------------------------------------------------------------------------
2. TO APPROVE RECLASSIFYING A FUNDAMENTAL INVESTMENT POLICY OF THE FUND AS A NON-FUNDAMENTAL POLICY.


[ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       LIBERTY VARIABLE INVESTMENT TRUST
                      NEWPORT TIGER FUND, VARIABLE SERIES

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
         FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 1998


THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF NEWPORT TIGER FUND, VARIABLE SERIES (THE "FUND") TO BE HELD AT 10:30 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1. For election as Trustees, the nominees are:

   Robert J. Birnbaum, Tom Bleasdale,                            FOR ALL                  WITHHOLD ALL
   John Carberry, Lora S. Collins,                 (except as marked to the contrary)
   James E. Grinnell, Richard W. Lowry,
   William E. Mayer, Salvatore Macera,                             [ ]                         [ ]
   James L. Moody, Jr., John J. Neuhauser,
   Thomas E. Stitzel, Robert L. Sullivan, Anne-
   Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON
  THE LINE BELOW:

--------------------------------------------------------------------------------
2. TO APPROVE RECLASSIFYING A FUNDAMENTAL INVESTMENT POLICY OF THE FUND AS A NON-FUNDAMENTAL POLICY.


[ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN


-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                       LIBERTY VARIABLE INVESTMENT TRUST
                      NEWPORT TIGER FUND, VARIABLE SERIES

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
            FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, COVA Financial Services Life Insurance Company, or Security Benefit Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.

                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)


                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]


                       LIBERTY VARIABLE INVESTMENT TRUST
                      NEWPORT TIGER FUND, VARIABLE SERIES

1. For election as Trustees, the nominees are:


   Robert J. Birnbaum, Tom Bleasdale,                       FOR ALL                  WITHHOLD ALL
   John Carberry, Lora S. Collins,            (except as marked to the contrary)
   James E. Grinnell, Richard W. Lowry,
   William E. Mayer, Salvatore Macera,                        [ ]                         [ ]
   James L. Moody, Jr., John J. Neuhauser,
   Thomas E. Stitzel, Robert L. Sullivan,
   Anne-Lee Verville

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON
  THE LINE BELOW:

--------------------------------------------------------------------------------
2. TO APPROVE RECLASSIFYING A FUNDAMENTAL INVESTMENT POLICY OF THE FUND AS A NON-FUNDAMENTAL POLICY.


[ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN